UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2009
TOMOTHERAPY INCORPORATED
(Exact name of registrant as specified in its charter)

Wisconsin	001-33452	39-1914727

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1240 Deming Way Madison, Wisconsin	53717

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (608) 824-2800
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On November 18, 2009, TomoTherapy Incorporated (the “Company”) entered into an Amended and Restated Equity Interest Transfer Agreement (the “Amended Agreement”) with Sichuan Nanguang Vacuum Technology Incorporated Ltd. (“Nanguang”) and Yao Chongguo (“Yao”) concerning the acquisition of 100% of the stock of Chengdu Twin-Peak Accelerator Technology Inc. (“Twin Peak”), a company based in Chengdu, China. The Amended Agreement replaces in its entirety the Equity Interest Transfer Agreement dated September 11, 2008 among the Company, Nanguang and Yao (the “Prior Agreement”).
The first of three closings as described in the Prior Agreement took place on October 27, 2008. On October 31, 2008, the Company obtained the business license showing that it owns 100% of the equity interest of Twin Peak. Under the Prior Agreement, upon achievement of certain milestones, the most notable of which are the delivery of a certain number of linear accelerators to TomoTherapy’s specification and a certain number of hours of successful life testing of such linear accelerators in the field, a second closing and a third closing would occur, upon which TomoTherapy would make further payments to Nanguang and Yao. The Amended Agreement amended the Prior Agreement to add an additional closing before the second closing, for a total of four closings. The new second closing is anticipated to occur immediately following government approval of the Amended Agreement. Immediately upon receipt of the second installment, Nanguang agreed to purchase from the local government certain land adjacent to the manufacturing facility where test bunkers may in the future be built. In the Amended Agreement, the amount of the third closing payment is reduced by the amount payable at the second closing and the deadline for the third closing has been removed. The amount of the last closing payment remains the same, and the deadline for it has been extended fifteen months.
The Amended Agreement dated November 18, 2009, as redacted in accordance with a request for confidential treatment, is attached hereto as Exhibit 2.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Number	Description
2.1*	Amended and Restated Equity Interest Transfer Agreement dated November 18, 2009

*	Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from the Form 8-K and submitted separately to the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMOTHERAPY INCORPORATED
Dated: November 23, 2009	By:	/s/ Thomas E. Powell
Thomas E. Powell
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Number	Description
2.1*	Amended and Restated Equity Interest Transfer Agreement dated November 18, 2009

*	Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from the Form 8-K and submitted separately to the Securities and Exchange Commission.